Exhibit 99.2

Innovation, Growth & Increasing Profitability FOURTH QUARTER & FULL YEAR 2015 February 25, 2016 Earnings Presentation Supplement

Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including, but not limited to, statements regarding future results of the operations and financial position of Inovalon Holdings, Inc. (“Inovalon”), and its financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘target,” “estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ “5 year view”, “growth” and variations of these words or similar expressions are intended to identify forward-looking statements. • Inovalon has based these forward-looking statements on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of Inovalon and its management, and are based upon assumptions with respect to future events or decisions, which are subject to change. Moreover, because Inovalon operates in a very competitive and rapidly changing environment, new risks emerge from time to time. It is not possible for Inovalon’s management to predict all risks, nor can Inovalon assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of the risks and uncertainties that may cause Inovalon’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements, you should read Inovalon’s most recent Annual Report on Form 10-K, including the sections entitled “Risk Factors” and “Special Note Regarding Forward Looking Statements,” as well as the other documents that Inovalon may file from time to time in the future with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although Inovalon believes that the expectations reflected in the forward-looking statements are reasonable, Inovalon cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by law, Inovalon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Inovalon’s expectations, and nothing in this presentation should be regarded as a representation by any person that any financial targets, business strategy or plans and objectives for future operations suggested by any forward-looking statements will be achieved or realized. • • • In addition, this presentation may include certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance prepared in accordance with U.S. GAAP. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within our public filings with the Securities and Exchange Commission, available on the Company’s investor website at http://investors.inovalon.com. This presentation includes market data and forecasts with respect to the healthcare industry. Slides within this presentation utilize certain numbers which include estimates for 2016. In such cases, the midpoint of the Company’s guidance provided on February 25th, 2016 is utilized for such estimated mathematics. The Company may ultimately achieve performance which may be above or below such guidance midpoint and, as such, the numbers on such pages of the presentation would thus be impacted accordingly. In some cases we rely on and refer to market data and certain industry forecasts that were obtained from third party surveys, market research, consultant surveys, publicly available information and industry publications and surveys that we believe to be reliable. 2 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Our Balance Innovation Growth Profitability 3 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Our 5-Year View •1 Growth at a rate of more than 2x that of our market, achieving revenue of more than $1 billion by 2020 •2 Margin expansion at a rate of more than 100 bp per year, achieving EBITDA margins of more than 40% by 2020 •3 Diversifying client base achieving customer de-concentration by 2020 •4 Innovation to empower healthcare’s data-driven transformation from volume to value by 2020 4 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Expanding Proprietary Datasets Inovalon’s proprietary datasets contain data pertaining to more than: • • 784,000 physicians 269,000 clinical facilities • • 130 million unique patients 11.0 billion medical events MORE2 Registry® Growth: Bar chart reflects annual data as of December 31st of each year. Numbers are increasing at a rate of 2.9% compounding monthly, or 40.9% annually, since 2000. 5 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Revenue Growth $510 - $520 20% 2010 – 2016G CAGR $437 $362 $300 $296 $240 2011 2012 2013 2014 2015 2016 Guidance All dollars shown in millions. 2016 Guidance is per the Company’s Q4 2015 earnings release and conference call held on February 25, 2016. CAGR calculations undertaken to the mid-point of 2016 Guidance. 6 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Adjusted EBITDA Growth 28% 2010 – 2016G CAGR $182 - $188 $152 $134 $108 $72 $58 37% 36% 36% 35% 24% 24% 2011 2012 2013 2014 2015 2016 Guidance % of Revenue All dollars shown in millions. 2016 Guidance is per the Company’s Q4 2015 earnings release and conference call held on February 25, 2016. CAGR calculations undertaken to the mid-point of 2016 Guidance. 7 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Non-GAAP Net Income Growth 29% 2010 – 2016G CAGR $88 - $92 $75 $70 $59 $37 $30 20% 19% 17% 17% 13% 13% 2011 2012 2013 2014 2015 2016 Guidance % of Revenue All dollars shown in millions. 2016 Guidance is per the Company’s Q4 2015 earnings release and conference call held on February 25, 2016. CAGR calculations undertaken to the mid-point of 2016 Guidance. 8 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Cash Flow From Operations $130 - $140 43% 2010 – 2016E CAGR $86 $68 $66 $54 $46 26% 24% 22% 19% 18% 15% 2015(1) 20162E0s1t6imate Estimate(2) 2011 2012 2013 2014 % of Revenue (1) 2015 cash flow from operations was effected by revenue seasonality pushing cash collections to early 2016, and an increase in income tax receivables as a result of tax deductible share-based stock option exercise activities and a lower effective tax rate. (2) The 2016 Estimate shown represents a range of internal estimates. CAGR calculations undertaken to midpoint of estimates. 9 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Investment in Innovation 22% 2010 – 2016E CAGR $54 - $58 $48 $45 $35 $27 $21 12% 12% 11% 11% 9% 9% 2011 2012 2013 2014 % of Revenue 2015 2016 Estimate All dollars shown in millions. Investment in Innovation includes research and development expense, capitalized software development costs and research and development infrastructure investments. The 2016 Estimate shown represents a range of internal estimates. CAGR calculations undertaken to midpoint of estimates. 10 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Seasonality The nature of Inovalon’s customers’ end-market results in seasonality reflected in both revenue and margin differences during the year. 1 Regulatory impact of data submission deadlines in March, June, September, and January drive predictable timing of analytics and data processing activity variances from quarter to quarter Regulatory clinical encounter deadlines of June 30th and December 31st drive predictable intervention concentrations variances from quarter to quarter 2 The timing of factors #1 and #2 above result in analytical and intervention activity mix variances which predictably impact margin performance from quarter to quarter 3 The trend of higher client focus on “watchful waiting” increasingly shifts intervention platform usage to later in year 4 11 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Seasonality Trends – Revenue Seasonality of Inovalon revenue has been evolving over recent years. 29.6% 27.6% 27.9% 26.9% 24.8% 27.5% 26.6% 25.4% 23.4% 21.4% 19.0% 25.3% 23.8% 24.9% 21.8% 24.1% Percentages represent the portions of actual or projected revenue in each quarter. All figures are shown inclusive of Avalere contribution. 2016 Estimate, is provided for illustrative purposes only to depict a shift from Q1 to Q4, consistent with historical trends – actual results may vary. 12 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Revenue Components

Inovalon's business model is a value-based model with a strong linkage between analytical solutions and client value creation. In this paradigm, the Company's revenue is materially composed of two components: 1) Data Analytics Subscription Fees, and 2) Data-Driven Intervention Platform Service Fees.

Revenue Components Driven By Data Analytics Subscription Fees

1 Fixed Subscription Fees
Description: Fees charged as a base subscription component.
Frequency: Ranges from monthly to annually

2 Monthly Analytics Fees
Description: Fees charged for analytical processing based on the number of persons (Patients) being analyzed.
Frequency: Typically monthly

3 Identified Gap Analytics Fees
Description: Fees charged for each "gap" identified (data phenomena beings sought within a targeted search cohort).
Frequency: Per processing run

Revenue Components Driven By Data-Driven Intervention Platform Service Fees

4 Data-Driven Intervention Platform Fees
Description: Fees charged for each use or application of Inovalon's data-driven intervention platform service.
Frequency: Per gap meeting threshold

5 Avalere and Other Revenue Streams

There is a relationship between incidence of gaps identified through Inovalon's analytics and the incidence of data-driven intervention services for which a client may wish to utilize Inovalon's intervention platform services.

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Financial Modeling For each revenue component described previously, Inovalon is providing the following metrics which convey a high-level description of how total revenue has built in 2015. 1 Client SOW Count: Each client enters into unique statements of work (SOWs) for each services that Inovalon provides. Note a statement of work will often cover multiple populations, so this metric will differ from “Client Population SOW Count” as communicated in our previous annual financial reporting 2 Average Revenue per Client SOW: The mathematical average for 2015 is provided, with information regarding the distribution of contracts at, above, and below the average Avalere and Other Revenues: A small amount of ancillary revenue not associated with Inovalon’s core revenue components is shown in a “Other” category. Further, revenue contributed from Avalere’s core business is separately presented 3 14 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Fixed Subscription Fees Avg. Fixed Subscription Fee per Client SOW $151,151 As updated from December 7, 2015 Investor Day for actual full year 2015 results. 152 SOWs 72 SOWs 5 SOWs 5 SOWs 5 SOWs $841 $17,655 $151,151 $692,257 $1,650,738 Average Annual Fixed Subscription Fee Graph reflects a skewed bell curve centered around the mathematical mean for 2015. 15 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Monthly Analytics Fees Avg. Monthly Analytics Fee per Client SOW $719,397 As updated from December 7, 2015 Investor Day for actual full year 2015 results. 86 SOWs 59 SOWs 4 SOWs 4 SOWs 4 SOWs $2,063 $38,781 $719,397 $3,869,135 $8,238,738 Average Annual Total of Monthly Analytics Fee Graph reflects a skewed bell curve centered around the mathematical mean for 2015. 16 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Identified Gap Analytics Fee Avg. Identified Gap Analytics Fee per Client SOW $2,192,092 As updated from December 7, 2015 Investor Day for actual full year 2015 results. 17 SOWs 14 SOWs 2 SOW 1 SOW 1 SOW $17,401 $130,699 $2,192,092 $12,192,380 $13,375,526 Average Annual Identified Gap Analytics Fee Graph reflects a skewed bell curve centered around the mathematical mean for 2015. 17 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Data-Driven Intervention Platform Fees Avg. Data-Driven Intervention Platform Fee per Client SOW $2,326,922 As updated from December 7, 2015 Investor Day for actual full year 2015 results. 47 SOWs 28 SOWs 3 SOWs 2 SOWs 2 SOWs $16,168 $90,775 $2,326,922 $14,680,361 $17,550,785 Average Annual Data-Driven Intervention Platform Fee Graph reflects a skewed bell curve centered around the mathematical mean for 2015. 18 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Summary Revenue Model P Revenue Per SOW x Q Client SOW Count = R Revenue 19 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved. Fixed Subscription Fees$151,151239$36.1 Monthly Analytics Fees$719,397157$ 112.9 Gap Analytics Fees$2,192,09235$76.7 Intervention Platform Fees$2,326,92282$ 190.8 Other FeesVariesVaries$3.3 Avalere RevenueN/AN/A$17.5 2015 Revenue$ 437.3

Balance Sheet Strength The strong balance sheet position positions Inovalon well for strategic expansion. All dollars shown in millions. 20 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved. December 31, 2015 Cash, Cash Equivalents and Short-Term Investments$728.2 Other Current Assets115.8 Other Assets 268.9 Total Assets$1,112.9 Current Liabilities, Excluding Current Portion of Long-Term Debt$52.4 Long-Term Debt281.7 Other Liabilities39.6 Stockholders’ Equity 739.2 Total Liabilities and Stockholders’ Equity$1,112.9

Acquisition Focus

The following presents Inovalon's view towards acquisition prioritization:

Priority	Description	Impact
1	**Customers**: Opportunities which have a strong client base, into which Inovalon's data and technologies can rapidly be deployed	Strategic Tuck-In
2	**Technologies**: Opportunities which have strong technologies, which can be rapidly applied to Inovalon's client base	Strategic Tuck-In
3	**Scale**: Opportunities which accelerate Inovalon's expansion in similar or adjacent healthcare verticals	Incremental Revenue
4	**Geography**: Opportunities enabling the seeding for expansion outside of the United States	Strategic Tuck-In

Strategic tuck-in acquisitions are generally considered to be part of the Company's growth model.

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Summary Highlights 1 Highly differentiated technology leader serving large and growing end-market in a transformative period 2 Long track record of strong growth and material profitability at scale Multiple business tailwinds with significant runways for continued growth and margin expansion 3 22 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Our 5-Year View •1 Growth at a rate of more than 2x that of our market, achieving revenue of more than $1 billion by 2020 •2 Margin expansion at a rate of more than 100 bp per year, achieving EBITDA margins of more than 40% by 2020 •3 Diversifying client base achieving customer de-concentration by 2020 •4 Innovation to empower healthcare’s data-driven transformation from volume to value by 2020 23 INOV Q4 & FY 2015 Supplement (2.25.16) v1.0.0 © 2016 by Inovalon. All rights reserved.

Appendix

Reconciliation of Net Income to Adjusted EBITDA

	Year Ended December 31,				
	2015	2014	2013	2012	2011
			(in thousands)		
Reconciliation of Net Income to Adjusted EBITDA:					
Net income	$66,063	$65,352	$32,718	$55,155	$24,927
Depreciation and amortization	22,633	19,880	15,517	12,899	11,229
Realized losses on short-term investments	328	—	—	—	—
Interest expense	4,420	1,336	79	129	62
Interest (income)	(3,003)	(6)	(9)	(11)	(10)
Provision for income taxes	48,648	43,379	19,657	35,962	15,991
EBITDA	$139,089	$129,941	$67,962	$104,134	$52,199
Stock-based compensation	7,415	2,894	1,842	2,560	3,767
Acquisition costs:					
Transaction costs	1,483	—	—	—	—
Contingent consideration	2,938	—	—	—	—
Tax on equity exercises	697	—	—	—	—
Other non-comparable items(a)	—	—	1,565	1,411	1,560
Professional service fees(b)	—	813	478	—	—
Adjusted EBITDA	$151,622	$133,648	$71,847	$108,105	$57,526

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Reconciliation of Net Income to Non-GAAP net income

	Year Ended December 31,				
	2015	2014	2013	2012	2011
	(in thousands)				
Reconciliation of Net Income to Non-GAAP net income:					
Net income	$66,063	$65,352	$32,718	$55,155	$24,927
Stock-based compensation	7,415	2,894	1,842	2,560	3,767
Acquisition costs:					
Transaction costs	1,483	—	—	—	—
Contingent consideration	2,938	—	—	—	—
Amortization of acquired intangible assets	3,412	4,368	3,599	3,122	3,250
Tax on equity exercises	697	—	—	—	—
Other non-comparable items(a)	—	—	1,565	1,411	1,560
Professional service fees(b)	—	813	478	—	—
Tax impact of add-back items(c)	(6,656)	(3,222)	(2,809)	(2,799)	(3,352)
Non-GAAP net income	$75,352	$70,205	$37,393	$59,449	$30,152

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